Exhibit 10.2

THIRD AMENDMENT TO REVOLVING CREDIT LOAN AND SECURITY

AGREEMENT - $3,000,000 REVOLVING CREDIT LOAN

This Third Amendment to Revolving Credit Loan and Security Agreement (the “Second Amendment”) is entered into effective the 18th day of April, 2012, by and among FIFTH THIRD BANK, an Ohio banking corporation, having a mailing address of 201 East Kennedy Boulevard, Suite 1800, Tampa, Florida 33602 (the “Bank”), DEER VALLEY FINANCIAL CORP., a Florida corporation, having its principal place of business at 205 Carriage Street, Guin, Alabama 35563 (“DVFC”), DEER VALLEY CORPORATION, a Florida corporation, having a mailing address of 3111 West Dr. MLK Boulevard, Suite 100, Tampa, Florida 33607 (“DVC”), and DEER VALLEY HOMEBUILDERS, INC., an Alabama corporation authorized to do business in the State of Florida, having its principal place of business at 205 Carriage Street, Guin, Alabama 35563 (“DVHI”), jointly and severally (collectively the “Borrowers”), and amends and modifies that certain Revolving Credit Loan and Security Agreement dated October 14, 2009, as amended by Amendment dated April 7, 2010, and by Second Amendment dated October 14, 2011 (collectively the “Loan Agreement”), as follows:

1. Terms. All of the capitalized terms in this Third Amendment shall have the meanings as defined in the Loan Agreement.

2. Modification of Financial Covenant. The Financial Covenant set forth in Section 6.10 (c) of the Loan Agreement is deleted in its entirety and the following Section 6.10 (c) is hereby substituted in its place and stead:

“(c) Minimum Liquidity. Maintain a global, unencumbered liquidity of not less than $1,500,000.00, to be measured on a quarterly basis, commencing March 31, 2012.”

3. Modification of Negative Covenant. The Negative Covenant set forth in Section 7.4 of the Loan Agreement regarding Distributions is hereby modified to recognize and approve the following stock re-purchase transactions by the Borrower from Vicis Capital:

(a)	22,463 Shares of Series C Preferred Stock

(b)	1,000,000 Shares of Series E Preferred Stock

(c)	1,096,291 Shares of Common Stock

(d)	Cash purchase price of $3,200,000 for Redeemed Shares

The Bank’s approval of this stock re-purchase transaction is limited strictly to the referenced transaction and is not be interpreted as a waiver for continued compliance with this covenant hereafter.

4. Consent and Waiver. Borrowers hereby consent to the foregoing and agrees that the execution of this Third Amendment shall in no manner or way whatsoever impair or otherwise adversely affect Borrowers’ liability to the Lender under the Loan Documents or any other instrument set forth in the Recitals or herein, all as modified by this Third Amendment.

5. Cross Document Default. Any default under the terms and conditions of this Third Amendment or of any instrument set forth herein or contemplated by this Third Amendment shall be and is a default under every other instrument set forth herein or contemplated by this Third Amendment.

6. Ratification. Except as modified by this Third Amendment, Borrowers hereby ratify and confirm the continued validity and viability of all terms, conditions and obligations set forth in the Loan Documents and all other instruments as modified by this Third Amendment.

7. Severability. Whenever possible, each provision of this Third Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provision or of the remaining provisions of this Third Amendment.

8. Florida Contract. This Third Amendment shall be deemed a Florida contract and shall be construed according to the laws of the State of Florida, regardless of whether this Third Amendment is executed by certain of the parties hereto in other states.

9. Time. Time is of the essence of this Third Amendment.

10. Binding Effect and Modification. This Third Amendment shall bind the successors and assigns to the parties hereto and constitutes the entire understanding of the parties, which may not be modified except in writing, executed by all parties hereto in the same form as this Third Amendment.

11. Other Terms. Except as specifically modified and amended by the terms set forth in this Third Amendment, all of the other terms, covenants, obligations and conditions of the Loan Agreement shall remain in full force and effect.

12.	Entered into as of the day and year first above written.

WITNESSES:	BORROWERS:

DEER VALLEY HOMEBUILDERS, INC.,
an Alabama corporation

	By:	/s/ Steve Lawler
Signature of Witness		John Steven Lawler, as its Chief
Chief Financial Officer and Secretary
Print or type name of Witness
(CORPORATE SEAL)
Signature of Witness

Print or type name of Witness

DEER VALLEY CORPORATION,
a Florida corporation

	By:	/s/ Steve Lawler
Signature of Witness		John Steven Lawler,
as its Chief Financial Officer and Secretary
Print or type name of Witness
(CORPORATE SEAL)
Signature of Witness

Print or type name of Witness

DEER VALLEY FINANCIAL CORP.,
a Florida corporation

	By:	/s/ Steve Lawler
Signature of Witness		John Steven Lawler,
as its Chief Financial Officer and Secretary
Print or type name of Witness
(CORPORATE SEAL)
Signature of Witness

Print or type name of Witness

STATE OF ALABAMA

COUNTY OF

The foregoing instrument was acknowledged before me this      day of April, 2012, by John Steven Lawler, as Chief Financial Officer and Secretary of DEER VALLEY HOMEBUILDERS, INC., an Alabama corporation, on behalf of the corporation.

Personally known
Driver’s License (St: )	Notary Public
Other Identification Produced

Print or type name of Notary
(SEAL)

STATE OF ALABAMA

COUNTY OF

The foregoing instrument was acknowledged before me this      day of April, 2012, by John Steven Lawler, as Chief Financial Officer and Secretary of DEER VALLEY CORPORATION, a Florida corporation, on behalf of the corporation.

Personally known
Driver’s License (St: )	Notary Public
Other Identification Produced

Print or type name of Notary
(SEAL)

STATE OF

COUNTY OF

The foregoing instrument was acknowledged before me this      day of April 2012, by John Steven Lawler, as Chief Financial Officer and Secretary of DEER VALLEY FINANCIAL CORP., a Florida corporation, a Florida corporation, on behalf of the corporation.

Personally known
Driver’s License (St: )	Notary Public
Other Identification Produced

Print or type name of Notary
(SEAL)

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

BANK:

FIFTH THIRD BANK,
an Ohio banking corporation

	By:	/s/ Daniel Riley
Signature of Witness		Daniel Riley, as its Vice President

Print or type name of Witness		(CORPORATE SEAL)

Signature of Witness

Print or type name of Witness

STATE OF FLORIDA

COUNTY OF

The foregoing instrument was acknowledged before me this      day of April, 2012, by Daniel Riley, as Vice President of FIFTH THIRD BANK, an Ohio banking corporation, on behalf of the Bank.

Personally known
Florida Driver’s License	Notary Public
Other Identification Produced

Print or type name of Notary
(SEAL)

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